NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                     2454 McMullen Booth Road
                     Clearwater, FL 33759-1340
                          (727) 726-0763

                NOTICE OF ANNUAL GENERAL MEETING

To the Members of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2003 Annual General Meeting of the Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") will be held at the Company's Corporate Headquarters, located at 2454 McMullen Booth Road, Clearwater, Florida on Wednesday August 6, 2003, at the hour of 9:00AM for the following purposes:


1.   to receive the Report of the Directors;

2. to receive the financial statements of the Company for its fiscal year ended March 31, 2003 and the report of the Auditors thereon;

3. to elect one director to hold office until the 2006 Annual General Meeting of Members or until his successor is duly elected and qualified;

4. to appoint Auditors for the ensuing year and to authorize the Directors to fix their remuneration.

5. to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Members of record as of the close of business on July 2, 2003 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A member entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, July 9, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Peter L. Vosotas
President

                        NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                        2454 McMullen Booth Road
                       Clearwater, FL 33759-1340
                          (727) 726-0763



                         Supplemental Mailing List
                                   Return Form


Dear Shareholder:

If you wish to have your name put on the Supplemental Mailing List of Nicholas Financial, Inc. (the "Company"), such that you shall be mailed copies of the Company's interim financial statements in respect of the present fiscal year, then complete this form and return it to the Company's registrar and transfer agent, Computershare Trust Company, whose address is 510 Burrard Street, 4th Floor, Vancouver, BC Canada V6C 3B9 or at the Corporate Headquarters of the Company, 2454 McMullen Booth Road, Building C Suite 501B, Clearwater, FL 33759-1340.



-------------------------------------------------------------
Name(Please Print)


-------------------------------------------------------------
Address


-------------------
Phone Number:

Number and Class of
Voting Securities Held:
                       ------------------


------------------------------------------
Signature

                        NICHOLAS FINANCIAL, INC
                           BUILDING C #501B
                       2454 MCMULLEN BOOTH ROAD
                         CLEARWATER, FL  33759
                            (727) 726-0763


               PROXY STATEMENT AND INFORMATION CIRCULAR
                     AS AT AND DATED JULY 9, 2003

      This Proxy Statement and Information Circular accompanies the Notice of the 2003 Annual General Meeting of Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") to be held on Wednesday, August 6, 2003, at 9:00 a.m. (Clearwater, Florida
time), at the Company's Corporate Headquarters, located at 2454 McMullen Booth Road, Clearwater, Florida, and is being furnished in connection with a solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

      The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, together with this Proxy Statement and
Information Circular and the accompanying proxy form ("Proxy"), are first being mailed on or about July 9, 2003 to members entitled to vote at the Meeting.


                         REVOCABILITY OF PROXY

      If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the member be able to attend the Meeting. The member may revoke the Proxy at any time prior to the voting thereof.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the member or his attorney authorized in writing, or if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

                    PERSONS MAKING THE SOLICITATION

               THE ENCLOSED PROXY IS BEING SOLICITED BY
                 THE BOARD OF DIRECTORS OF THE COMPANY
      Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

                      VOTING SHARES AND OWNERSHIP
                  OF MANAGEMENT AND PRINCIPAL HOLDERS

      The Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on July 2, 2003, the record date for determining members entitled to notice of and to vote at the Meeting, there were issued and outstanding 5,010,421 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every member present in person and entitled to vote shall have one vote, and on a poll, every member present in person or represented by proxy and entitled to vote shall have one vote for each share of which such member is the registered holder. Shares represented by proxy will only be voted on a poll.

      The following table sets forth certain information regarding the beneficial ownership of Common shares as of July 2, 2003 regarding (i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indi rectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

            Name                Number of Shares   Percentage  Owned
Peter L. Vosotas (1)(2)           1,607,017             31.1%
Dr. Ellis P. Hyman (3)(4)           138,833              2.8%
Stephen Bragin (5)(6)                71,805              1.4%
Melvin S. Cutler (7)                271,333              5.4%
Alton R. Neal (8)(9)                 10,000                 *
Marvin & Ingrid Mahan (10)(11)      724,820             14.5%
Mahan Children, LLC (12)            372,464              7.4%
Mahan Family, LLC (13)              473,820              9.5%
Ralph T. Finkenbrink (14)(15)       107,836              2.1%
All directors and officers as
a group (6 persons) (16)          1,935,491             36.5%



(1)Mr. Vosotas' business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.
(2)Includes 1,371,066 shares held in family trusts over which Mr. Vosotas retains voting and investment power and 667 shares held by Mr. Vosotas' spouse. Includes 150,000 shares issuable upon the exercise of outstanding stock options.
(3)Dr. Hyman's business address is 2700 East Bay Drive, Largo,
   Florida 33771. Dr. Hyman will cease to be a director of the Company effective as of the Meeting.
(4)Includes 16,667 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 3,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(5)Mr. Bragin's business address is 17757 US Highway 19 North, Suite
   26, Clearwater, Florida 33764.
(6)Includes 16,667 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 3,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(7)Mr. Cutler's business address is 306 Main Street, Worcester, Massachusetts 01608-1518.
(8)Includes 6,666 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.
(9)Mr.  Neal's  business address is 100 North Tampa  Street,  Suite
   1800, Tampa, Florida 33602.
(10)Marvin H. Mahan and Ingrid T. Mahan are husband and wife. Their address is 6268 Palma Del Mar #110E, St. Petersburg, Florida 33715.

(11)Includes 34,000 shares owned directly by Marvin H. Mahan, 13,334 shares owned directly by Ingrid T. Mahan, 473,820 shares owned by Mahan Family, LLC, and 203,666 shares owned by Grenma, Inc. Ingrid T. Mahan is the majority equity holder in Mahan Family, LLC, a New Jersey limited liability company. In addition, each of Marvin H. Mahan and Ingrid T. Mahan is one of five managers of Mahan Family, LLC, and in such capacity has a 47% voting interest with respect to any matter submitted to a vote of its managers. Ingrid T. Mahan is the sole shareholder of Grenma, Inc. a New Jersey corporation. Marvin H. Mahan is the sole director of Grenma, Inc.
(12)The principal business address of Mahan Children, LLC, a New Jersey limited liability company, is Stonehouse Road, P.O Box 407, Millington, New Jersey.
(13)The principal business address of Mahan Family, LLC, a New Jersey limited liability company, is Stonehouse Road, P.O Box 407, Millington, New Jersey. See note (11) above.
(14)Mr. Finkenbrink's business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.
(15)Includes 100,000 shares issuable upon the exercise of outstanding stock options.
(16)Includes an aggregate 290,000 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include an aggregate 6,666 shares under options which are not exercisable within 60 days

      The Board of Directors has determined that all members of record as of the close of business on July 2, 2003 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. Those members so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Articles of Incorporation provide that a quorum is present if two or more members of the Company are present in person (or represented by proxy) holding an aggregate of at least 33 1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the
beneficial  owner  (a  "broker non-vote").   Neither  abstentions  nor
broker non-votes are counted in determining whether a proposal has been approved.

      If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the appointment of the Company's auditors will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

      Members are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

      Advance Notice of the Meeting was published pursuant to Section 111 of the Company Act at Vancouver, B.C. on June 10, 2003.

                 PROPOSAL 1:    ELECTION OF DIRECTORS

     The  Board  of  Directors recommends the following  nominees  for election as directors and urges each shareholder to vote "FOR" the nominees. Proxies in the accompanying form will be voted at the
Meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

     The Company's Board of Directors consists of five members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Members after their elections. One Director is to be elected at the Meeting to hold office for a term of three years expiring at the 2006 Annual General Meeting of Members, and until his successor shall have been duly elected and qualified. In the event such nominee is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominee named below will be unavailable, or if elected, will decline to serve. The nominee is a resident of the United States.

     The term of Dr. Ellis P. Hyman as a director of the Company also expires effective as of the Meeting. The Board of Directors did not nominate Dr. Hyman to stand for reelection at the Meeting. In addition, the Board did not nominate any other person to stand for election as his successor as a director of the Company. Consequently, effective as of the Meeting, the Company's Board of Directors will consist of four members with one unfilled vacancy.

     Certain information is set forth below for the nominee for director, as well as for each director whose term of office will continue after the Meeting.


               NOMINEE FOR DIRECTOR -TERM TO EXPIRE 2006


Nominee for Director -Term to expire 2006

Name	            Age      Principal Occupation And Other Information
-----------------------------------------------------------------------
Alton R. Neal 	 56	   Mr. Neal has served as a director of the
                           Company since May 17, 2000. He has been
                           in the private practice of law since 1975 and has been a partner with the firm of Johnson, Blakely, Pope, Bokor, Ruppel &
                           Burns, Tampa, Florida since 1999. From
                           1994 until 1999, he was a partner in the firm of Forlizzo & Neal.

Director continuing in office -Term to expire 2005

Name              Age      Principal Occupation And Other Information
-----------------------------------------------------------------------

Stephen Bragin 	 72      Mr. Bragin has served as a director of the
                           Company since February 10, 1999 and as a director of the Company's two subsidiaries, Nicholas Data Services, Inc. and Nicholas Financial, Inc., since 1987 and 1990, respectively. He has served as Regional Development Director at the University of South Florida as well as other related positions for over five years.

Directors continuing in office -Term to expire 2004

Name              Age      Principal Occupation And Other Information
-----------------------------------------------------------------------

Peter L. Vosotas   61      Mr. Vosotas founded the Company in 1985 and
                           has served as Chairman of the Board, Chief
                           Executive Officer and President of the Company and each of its subsidiaries since inception.
                           Prior to founding the Company, Mr. Vosotas held a variety of Sales and Marketing positions with Ford Motor Company, GTE and AT&T Paradyne
                           Corporation. Mr. Vosotas attended the United
                           States Naval Academy and earned a Bachelor of Science Degree in Electrical Engineering from
                           The University of New Hampshire.

Ralph Finkenbrink  41	   Mr. Finkenbrink has served as Senior Vice
                           President - Finance of the Company since
                           July 1997 and served as Vice President
                           - Finance of the Company from 1992 to
                           July 1997. He joined the Company in 1988 and served as Controller of Nicholas
                           Financial and NDS until 1992. Prior to
                           joining the Company, he was a staff
                           accountant for MBI, Inc. from January
                           1984 to March 1985 and Inventory Control
                           Manager for the Dress Barn, Inc. from
                           March 1985 to December 1987. Mr.
                           Finkenbrink received his Bachelor of
                           Science Degree from Mount St. Mary's
                           University in Emmitsburg, Maryland.

"Director Not continuing in office"

Name                 Age   Principal Occupation And Other Information
-----------------------------------------------------------------------

Dr. Ellis P. Hyman,  64	   Dr. Hyman has served as a director of the
D.D.S., P.A                Company since February 10, 1999 and as a
                           director of the Company's two subsidiaries, NDS and Nicholas Financial since 1987 and
                           1990 respectively. Dr. Hyman has been in private dental practice for many years.

              PROPOSAL 2:    APPOINTMENT OF AUDITORS

      The Board of Directors and Audit Committee recommend the approval of the appointment of Ernst & Young LLP as Auditors of the Company for the fiscal year ending March 31, 2004, and urge each member to vote "FOR" such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

	The Board of Directors and Audit Committee propose the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 31, 2004. Ernst & Young LLP have been the Company's auditors since 1994. One or more representatives of Ernst & Young are expected to be present at the Meeting. Such representatives will be available to respond to appropriate questions and may make a statement if they so desire.

	The fees charged by Ernst & Young LLP for professional services rendered in connection with all audit and non-audit related matters for each of the fiscal years ended March 31, 2003 and 2002, respectively were as follows:

	   	      Fiscal Year Ended March 31,
                                2003     2002

	Audit Fees              $73,763   $65,250
	Audit Related Fees(1)   $29,915      None
	Tax Fees                $40,515   $24,350
        All Other Fees             None      None


(1) Audit Related Fees include amounts related to Securities & Exchange Commission filings

     The Audit Committee considered the provision of non-audit services in their consideration of Ernst & Young's independence.

                     BOARD OF DIRECTORS


Directors Compensation

      Directors who are not executive officers of the Company each receive an annual retainer of $4,000, plus $500 per Board of Directors meeting or committee meeting attended . Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board. Directors are entitled to option grants under the Company's Non-Employee Director Stock Option Plan. Under this Plan, each Non-Employee Director is entitled to receive options to purchase 5,000 shares of Common Stock at the time of his or her election to the Board of Directors. Each Director also is entitled to receive options to purchase 5,000 shares of Common Stock on the day following his or her reelection to the Board at the Annual General Meeting of Members of the Company. The exercise price of such options will be equal to 110% of the Fair Market Value of the underlying shares on the date of grant of such options. The above options vest over a three-year period and are exercisable at the rate of one-third of the total option each year.

Committees of the Board of Directors and Meeting Attendance

      The Board of Directors has established an Audit Committee. (The Board does not have a compensation or nominating committee.) The Audit Committee is presently comprised of Messrs. Neal (Chair) and Hyman, each of whom is "independent" (as defined under the applicable NASD listing standards). Dr. Hyman was not nominated by the Board of Directors to stand for reelection as a director of the Company at the Meeting. Thus, effective as of the Meeting, Dr. Hyman will cease to be a member of the Audit Committee. The Audit Committee is primarily responsible for overseeing the Company's financial reporting process on behalf of the Board and reporting the results of their activities to the full Board. The Audit Committee reviews the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for reviewing any transactions between the Company and any officer or director of the Company or any entity in which any officer or director has a material interest. The Audit Committee is governed by a written charter approved by the Board of Directors.

      During the fiscal year ended March 31, 2003, the Board of Directors held four meetings and the Audit Committee held two meetings. All Directors attended all meetings of the Board of Directors and all committees on which they served during the fiscal year ended March 31, 2003.

                    Report of the Audit Committee

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors independence.

      The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations , their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2003.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report for filing with the Securities and Exchange Commission (the "Commission"). The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the fiscal year ending March 31, 2004.

	The  foregoing  report  of  the  Audit  Committee  does    not
constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

Alton Neal, Audit Committee Chair
Ellis Hyman, Audit Committee Member

             EXECUTIVE OFFICERS AND COMPENSATION

      (Form 51-904, B.C. Securities Act and Regulations)

      The Company has two (2) executive officers, Peter L. Vosotas, Chairman of the Board , Chief Executive Officer and President, and Ralph T. Finkenbrink, Sr. Vice-President-Finance. For additional information regarding, Messrs. Vosotas and Finkenbrink, see "Proposal 1: Election of Directors" above. For the fiscal year ended March 31, 2003, total cash compensation of US $589,324 was paid to the Company's executive officers. Except pursuant to option grants as described below, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.

   The following  table  sets  forth certain information concerning
compensation   paid to or earned by each of the Company's executive
officers for the fiscal years ended March 31, 2003, 2002 and 2001:


               Summary Compensation Table


                                              Long-Term
           Fiscal                            Compensation
Name        Year                                Shares
& Principal Ended      Annual Compensation    underlying     All Other
Position   March 31,  Salary   Bonus   Other   Option      Compensation
--------------------------------------------------------------------------
PETER L.     2003     $174,000 $270,759  Nil   150,000        $10,453
VOSOTAS      2002     $144,000 $244,985  Nil   150,000         $8,788
Chairman of  2001     $144,000 $212,243  Nil   150,000         $9,378
the Board,
Chief Executive
Officer
& President

RALPH T.     2003     $100,000  $44,565  Nil   100,000         $7,135
FINKENBRINK  2002      $91,667  $51,776  Nil   100,000         $7,013
Sr. Vice     2001      $75,000  $60,000  Nil   100,000         $7,289
President
-Finance

	Note: All of the above compensation amounts are expressed in U.S. dollars.


      The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2003 to the executive officers of the Company:

                       Option Grants During Fiscal 2003



                            % of Total                Market Value
                              Options                 of Securities
                             Granted to                Underlying
                             Employees    Exercise     Options on
Name of Executive    Option  in Fiscal     Price      Date of Grant Expiration
Officer	        Granted	 2003	     ($/Share)	 ($/Share)	    Date
-------------------------------------------------------------------------------

Peter L. Vosotas      Nil        -           -             -           -
Ralph T. Finkenbrink  Nil        -           -             -           -



         The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2003 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.

                  Aggregated Option Exercises in Fiscal 2003
                      and Fiscal Year-End Option Values

                                                                            Value of
                                                                          Unexercised
                                                       Number of          in-the-Money
                                                       Unexercised         Options at
                                                    Options at Fiscal   Fiscal Year End(2)
                   Number Of Shares                     Year End
Name of Executive    Acquired on    Aggregate         Exercisable/          Exercisable/
Officer                Exercise  Value Realized(1)	Unexercisable        Unexercisable
----------------------------------------------------------------------------------------------
Peter L. Vosotas        Nil            Nil             150,000/0           $284,000/$0
Ralph T. Finkenbrink    Nil            Nil             100,000/0           $184,800/$0


(1) 	The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2)	Potential value of the exercisable/unexercisable in the money options calculated by multiplying the number of shares that may be acquired upon the exercise of options by the difference between the closing sales price per share on March 31, 2003 and the exercise price per share.

Employment Agreements

	Effective  March  16,  2001,  the  Company  entered  into   an
employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement provides for a minimum base salary of $174,000 and annual performance bonuses as determined by the Company's Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two - year terms unless the Company provides to Mr. Vosotas, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Vosotas's employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination . Mr. Vosotas's agreement further provides that , during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or
indirectly,  compete  with  the  Company  by  engaging  in   certain
proscribed activities.

	Effective November 22, 1999, the  Company  entered  into    an
employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement provides for a minimum base salary of
$100,000  and  annual  performance  bonuses  as  determined  by   the
Company's Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Finkenbrink, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Finkenbrink's employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time
of  such  termination  and  his  average  annual  bonus  and    other
compensation for the two full calendar years immediately preceding such termination . Mr. Finkenbrink's agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly; compete with the Company by engaging in certain proscribed activities.

	In the event the Company terminated without cause, as of the day of this proxy statement, the employment of Peter L. Vosotas, the amount of severance would be equal to $887,744. In the event the
Company  terminated  without  cause,  as  of  the   day of this proxy
statement, the employment of Ralph T. Finkenbrink, the amount of severance would be equal to $308,342.


section 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of  the  Securities  Exchange  Act of 1934 requires the
Company's  executive  officers ,  directors  and  more       than 10%
shareholders to file reports of their beneficial ownership of the Company's Common shares with the Commission and furnish copies of such reports to the Company. During the fiscal year ended March 31, 2003 the executive officers and directors of the Company filed with the Commission on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that Mr. Vosotas filed two reports late covering an aggregate of 2 transactions. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

      INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

	No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On August 9, 2001 the Company issued 111 ,111 shares of its Common Stock to the Mahan Family Trust (the Family Trust) pursuant to the Family Trust's exercise of its conversion right under a Convertible Promissory Note, dated November 30, 1992 (the Family
Trust Note), issued by the Company in favor of the Family Trust. The aggregate principal amount of the Family Trust Note was $500,000 and the maturity date was November 30, 2001, subject to certain prepayment rights granted to the Company thereunder. Pursuant to such rights, the Company gave notice on July 10, 2001 that it intended to prepay the Family Trust Note in full. Under the terms of the Family Trust Note, this notification entitled the Family Trust to convert the note into shares of Common Stock, at a conversion price of $4.50 per share. As result of such conversion, the Family Trust Note was cancelled. The issuance of shares of the Company's Common Stock pursuant to this transaction is claimed to be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The above transaction, if adjusted for the Company's two-for-one stock-split, would have resulted in the issuance of 222,222 shares of Common Stock at a conversion price of $2.25 per share.

	The Company is indebted to Peter Vosotas, President, CEO and Chairman of the Board for amounts totaling approximately $810,000. These promissory notes are due upon thirty-day demand and carry an interest rate equal to the average cost of funds for the Company plus twenty-five basis points. The amount of these notes can change from time to time but cannot exceed $1,000,000 without Board of Directors approval.

        INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

	No director or executive officer of the Company, no nominee for election as a director of the Company , no person who has been a director or executive officer of the Company since the commencement of the Company's last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct
or indirect,  by  way  of  beneficial  ownership  or    securities or
otherwise, in any matter to be acted upon at the Meeting.

                        MEMBER PROPOSALS

      The deadline for submission of member proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Rule 14a-8), for inclusion in the Company's proxy statement for its 2004 Annual General Meeting of Members is March 12, 2004. After May 25, 2004, notice to the Company of a member proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the
Company  for  the  2004  Annual  General  Meeting  may       exercise
discretionary voting power with respect to any such proposal.

                             OTHER MATTERS

       MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

				APPROVAL AND CERTIFICATION

        The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Information Circular, rests specifically within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


Dated this 9th day of July, 2003
BY ORDER OF THE BOARD OF DIRECTORS

s/Peter L. Vosotas				s/Ralph T. Finkenbrink
---------------------------               --------------------------------
Chairman of the Board,			      Chief Financial Officer
Chief Executive Officer and President

                       NICHOLAS FINANCIAL, INC.
                         Building C #501B
                      2454 McMullen Booth Road
                     Clearwater, FL  33759-1340
                           (727) 726-0763

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
             NICHOLAS FINANCIAL, INC. (the "Company")

          PROXY FOR THE 2003 ANNUAL GENERAL MEETING OF
         MEMBERS TO BE HELD ON WEDNESDAY, AUGUST 6, 2003.

The undersigned member of Nicholas Financial, Inc. (the "Company") hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing him, Ralph T. Finkenbrink, Vice-President-Finance of the
Company,   or                                             ,    as
nominee of the undersigned, to attend and act for and on behalf of the undersigned at the 2003 Annual General Meeting of Members of the Company to be held on August 6, 2003 and at any adjournment thereof and, on a poll, the shares represented by this proxy are specifically directed to be voted or to be withheld from voting as indicated below:



1.   To elect as a director:


     Alton Neal          In favour:       Withhold Vote:
                                   -------              ------
     (to serve until 2006)




2. To appoint Ernst & Young LLP, as Auditors of the Company for the fiscal year ending March 31, 2004:

     In favour:          Against:          Withhold vote:
                -------           -------                -------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IF A CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES SHALL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. WHERE NO CHOICE IS OR WHERE BOTH CHOICES ARE SPECIFIED IN RESPECT OF ANY MATTER TO BE ACTED UPON, THE SHARES REPRESENTED HEREBY SHALL, ON ANY BALLOT THAT MAY BE CALLED FOR, BE VOTED FOR THE ADOPTION OF ALL SUCH MATTERS. THIS PROXY CONFERS UPON EACH PERSON NAMED HEREIN AS A NOMINEE DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of the 2003 Annual General Meeting of Members and the accompanying Proxy
Statement and Information Circular dated July 9, 2003.

If this Form of Proxy is not dated by the member in the space below, it is deemed to bear the date on which it is mailed by the Company to the member.

The undersigned hereby revokes any proxy previously given in respect of the Meeting.

DATED this          day of                              , 2003.
          ----------      -------------------------------


-----------------------------           ------------------------
Name                                     Number of shares held

-----------------------------
Address


-----------------------------


-----------------------------
Signature

                     NOTES TO FORM OF PROXY


1.	IF THE MEMBER DOES NOT WISH TO APPOINT ANY OF THE PERSONS
      NAMED IN THIS FORM OF PROXY , HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH PERSON NEED NOT BE A MEMBER OF THE COMPANY.

2.	This Form  of  Proxy  must be signed by the member or his
      attorney authorized in writing or, if the member is a corporation, under the hand of a duly authorized officer or attorney of the corporation.

3.	This  Form  of Proxy,  and  the power of attorney or other
      authority,  if  any,  under  which  it  is  signed,  or  a
      notarially  certified  copy  thereof,    must be deposited
      either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, at 510 Burrard Street, Vancouver, B.C., V6C 3B9, or at the
      Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1340 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.